UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ----------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period:   May 31, 2017
                                              -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                           MACQUARIE/FIRST TRUST
                                                 GLOBAL INFRASTRUCTURE/UTILITIES
                                                    DIVIDEND & INCOME FUND (MFD)
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                    MAY 31, 2017


                                 FOUR CORNERS
MACQUARIE                     CAPITAL MANAGEMENT                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statements of Changes in Net Assets.........................................  13
Statement of Cash Flows.....................................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report containing detailed information and the financial statements for your investment in the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. We encourage you to read this report and discuss it with your financial advisor.

Five months into the new year and under a new U.S. President, the stock market has continued to rise. President Donald Trump's pro-growth, pro-U.S. policy ideas have, in our opinion, created optimism about the U.S. economy. Indeed, from Trump's election date (November 8, 2016) through May 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of over 14%, according to Bloomberg. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how a new administration will affect markets and the economy. This is why we always stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

As of May 31, 2017, the Index was up 8.66% (calendar year-to-date). While the current bull market (measuring from March 9, 2009 through May 31, 2017) is the second longest in history, it is still behind (by just over 4 years) the longest bull market, according to Bespoke Investment Group.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing you the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
"AT A GLANCE"
AS OF MAY 31, 2017 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    MFD
Common Share Price                                                $13.10
Common Share Net Asset Value ("NAV")                              $13.78
Premium (Discount) to NAV                                          (4.93)%
Net Assets Applicable to Common Shares                      $117,625,483
Current Quarterly Distribution per Common Share (1)              $0.3000
Current Annualized Distribution per Common Share                 $1.2000
Current Distribution Rate on Common Share Price (2)                 9.16%
Current Distribution Rate on NAV (2)                                8.71%
------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price          NAV
11/16             $11.08               $12.67
                   10.98                12.56
                   11.20                12.80
                   11.22                12.97
                   11.43                13.05
12/16              11.42                13.12
                   11.65                13.29
                   11.78                13.28
                   11.82                13.26
1/17               12.03                13.35
                   12.06                13.43
                   12.21                13.50
                   12.48                13.49
2/17               12.11                13.12
                   12.01                13.15
                   11.75                13.11
                   12.15                13.31
                   12.30                13.44
3/17               12.50                13.62
                   12.59                13.62
                   12.60                13.66
                   12.62                13.65
4/17               12.65                13.75
                   12.76                13.94
                   12.67                13.88
                   13.28                14.02
                   13.10                13.79
5/17               13.10                13.78
-----------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                    Average Annual Total Return
                                                                          ------------------------------------------------
                                                                                                               Inception
                                        6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended      (3/25/04)
                                          5/31/2017        5/31/2017        5/31/2017        5/31/2017        to 5/31/2017
FUND PERFORMANCE (3)
NAV                                         14.00%           10.68%           8.68%            2.38%              7.92%
Market Value                                23.93%           16.89%           8.44%            2.11%              7.13%

INDEX PERFORMANCE
S&P 500(R) Utilities Total Return Index     17.30%           13.54%          12.66%            6.70%             10.48%
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                               % OF TOTAL
TOP 10 ISSUERS                                INVESTMENTS
----------------------------------------------------------
National Grid PLC                                  7.1%
Enterprise Products Partners, L.P.                 4.8
Veresen, Inc.                                      4.6
Buckeye Partners, L.P.                             4.0
Enbridge, Inc.                                     3.8
Sempra Energy                                      3.7
TransCanada Corp.                                  3.4
Terna Rete Elettrica Nazionale S.p.A               3.3
Enav S.p.A.                                        3.2
Hopewell Highway Infrastructure, Ltd.              3.0
----------------------------------------------------------
                                        Total     40.9%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
----------------------------------------------------------
Oil, Gas & Consumable Fuels                       27.2%
Transportation Infrastructure                     17.6
Multi-Utilities                                   14.7
Media                                              9.7
Electric Utilities                                 7.0
Wireless Telecommunication Services                5.2
Diversified Telecommunication Services             5.1
Independent Power and Renewable
   Electricity Producers                           4.8
Gas Utilities                                      3.5
Health Care Providers & Services                   2.3
Water Utilities                                    1.6
Commercial Services & Supplies                     1.0
Energy Equipment & Services                        0.3
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
COUNTRY                                       INVESTMENTS
----------------------------------------------------------
United States                                     46.8%
Canada                                            14.3
United Kingdom                                     8.7
Italy                                              6.8
France                                             5.1
Australia                                          4.9
Spain                                              3.9
Cayman Islands                                     2.9
Hong Kong                                          2.0
Germany                                            1.8
Singapore                                          1.7
Mexico                                             1.1
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

(1) Most recent distribution paid or declared through 5/31/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)


                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois and Austin, Texas. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of May 31, 2017, First Trust managed or supervised $107.206 billion in assets.

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within Macquarie Asset Management ("MAM") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.7 billion of assets as of May 31, 2017, in MAM's Infrastructure Securities portfolios, which includes the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.3 billion of assets as of May 31, 2017, with an emphasis on Senior Loans.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY FELTON, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

JONATHON ONG, CFA
CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

ADAM H. BROWN, CFA
PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
PORTFOLIO MANAGER, FOUR CORNERS CAPITAL MANAGEMENT, LLC

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)


MARKET RECAP

PERFORMANCE ANALYSIS - CORE COMPONENT

MFD's net asset value ("NAV") total return(1) for the period was 14.00%, trailing the 17.30% return of the S&P 500(R) Utilities Total Return Index (the "Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's NAV total return during the period:

The major positive contributors were:

      o     The strong performance of the Pipelines sector;

      o     The Toll Roads sector;

      o     The Rail / Other Transportation sector;

      o     The Airports sector;

      o     The Electricity Transmission sector; and

      o     The Electricity and Gas Distribution sector.

There were no negative contributing sectors. One of the lower positive contributing sectors was the Water sector.

Let's look at these sectors in further detail.

Pipelines

The Pipelines sector was a positive contributor to performance, driven by the Fund's investments in Veresen, Inc. and Apache Corp. ("APA"). Veresen, Inc. was up on news that Pembina Pipeline Corp. and Veresen Inc. announced a merger agreement, valuing Veresen, Inc. at a 22.5% premium to its closing price on April 28th. The deal, which is subject to shareholder and regulatory approvals, is expected to close in the second half of 2017, creating one of the largest energy infrastructure companies in Canada with a pro-forma enterprise value of approximately $33 billion Canadian dollars.

Easing regulatory concerns facing APA helped the stock during the period. Specifically, the Council of Australian Governments' Energy Council examined the current regulatory framework for regulated gas pipelines and received a recommendation that the existing framework is suitable and a new regulatory coverage test is not needed.

Although the sector was up, there was a notable name that was a detractor in the Pipelines sector. Enbridge, Inc. was down during the period after reporting first quarter results that were below street estimates and lower fiscal year 2017 guidance.

Toll Roads

The Toll Road sector was up during the period led by Australian Toll Road owner and operator Transurban Group. The stock was a strong performer after reporting stronger than expected toll revenue growth across all networks and increasing its dividend per share for fiscal year 2017 to 51.5 cents per share from 50.5 cents per share. In addition, the company announced it would not pursue near term equity issuance. Management reiterated that out of a $9 billion project development pipeline, only the Western Distributor project may need additional equity depending on the timing of the four year construction project. We believe this eased investor concerns around possible dilutive equity issuance to fund future projects.

Abertis was another strong performer in the Toll Road sector, on the back of the announcement that Altantia was pursuing a bid for the company.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)


Rail / Other Transportation

Although Groupe Eurotunnel ("Eurotunnel") still faces concerns around "Brexit", it was a notable contributor to performance during the period. In the latter half of the period, Eurotunnel released its Q1 2017 trading update, and although volumes were slightly weaker than expected, unit revenue at the Shuttle was in line with expectations, which implied that the pricing power story remains on track. Additionally, despite the weak traffic figures, the Shuttle continues to gain market share versus ferry operators. In addition, momentum has picked up in the Eurostar business, which has reported a second straight quarter of 2% growth after the declines in 2016, and we believe there should continue to be good momentum heading into summer as management reiterated its confidence in the fiscal year guidance.

Airports

As a whole, the Airport sector was up during the period. We believe short term momentum in the sector is strong, but we believe that long term valuation is stretched. A notable positive contributor during the period was Enav S.p.A. The company reported its inaugural fiscal year results, with numbers slightly better than expected and guidance for 2017 committing to continued dividend growth. The 2017 guidance confirmed the steady, stable story of low single digit top line growth, stable Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") margins, and most importantly, a 4% growth in the dividend.

Electricity Transmission

The Electricity Transmission sector was up during the period led by positions in National Grid Plc, Transmissora Alianca De-Unit ("TAESA"), and Terna SPA. The sector was up as a whole as investors saw value after a sharp selloff caused by the U.S election of Donald Trump and a subsequent rise in real yields.

Terna was up after reporting 1Q2017 results that were slightly ahead of consensus. In addition, the new CEO left a good impression with investors after providing them a focused message during a strategic update call.

Electricity & Gas Distribution

The Electricity and Gas Distribution sector was up during the period led by the Fund's position in Sempra Energy. The company traded positively at the start of the period and continued into the second quarter of 2017 as investor sentiment improved after Sempra hosted an analyst day in April 2017.

Water
The Water sector contributed to the Fund's overall performance but lagged other sectors. The Fund's position in the Water sector, Pennon Group Plc, was up over the period as earlier analyst concerns around its waste management business eased.

PORTFOLIO COMPOSITION

As of May 31, 2017, the Fund's Core Component was well diversified across 32 positions in global infrastructure stocks, representing 12 countries and 7 industries. During the period, the main increases in the Fund's weightings were in the Electricity Transmission and Electric Utility sectors, while the weightings in the Pipelines and the Seaports sectors were reduced. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index ("LSTA Index"). The average rating in the Senior Loan Component is BB vs. the average Index loan rating, which falls between B+ and BB-.

The LSTA Index posted a 3.1% return for the six months ended May 31, 2017. Lower rated loans outperformed, with CCC-rated loans gaining 12.0%, single B-rated loans gaining 3.1% and BB-rated loans returning 2.1%. The Senior Loan Component performed in-line with the BB-rated sector of the LSTA Index, returning 2.1% during the six month period noted above.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               SEMI-ANNUAL REPORT
                            MAY 31, 2017 (UNAUDITED)

Loan market technicals strengthened during the period, with retail inflows totalling $27.8 billion. There was also $43.7 billion of Collateralized Loan Obligation ("CLO") new issuance, which further contributed to the LSTA Index yield tightening by 40 basis points during the period. As of May 31, 2017, the average yield for the LSTA Index stood at 5.0%, with BB-rated loans yielding 4.1%. This compares to the average yield for the Senior Loan Component of 3.9% at the end of May.

We believe fundamentals continue to be generally positive for issuers in the fund, however credit selection and sector positioning should continue to be important. Among LSTA Index issuers that file publicly, first quarter 2017 EBITDA declined approximately 1.3% year over year versus 5% EBITDA growth in the fourth quarter of 2016. The EBITDA decline for issuers in the overall LSTA Index includes large EBITDA declines for many companies in the energy and retail sectors that are not held by the fund. The LSTA Index default rate was 1.3% for the twelve month period ended May 2017, which is well inside the historical average of 3.2%.

While we believe bank loans are a good relative value investment given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets risk aversion impacting the bank loan and fixed income markets.

PERFORMANCE RELATIVE TO THE INDEX

The S&P 500(R) Utilities Total Return Index is a broad barometer of the performance of utility stocks (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

LEVERAGE

One of the factors impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.60, or $0.30 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

While the overall pace of global growth remains relatively robust, we think the slowdown in recent months underscores the structural problems that remain and the difficulty in escaping from the post-crisis low growth environment. Political setbacks to the Trump reform agenda also mean the hoped-for fiscal boost is less likely, and if it occurs will be later than expected. The market has begun to wind back its expectations for the 'cyclical uptick' in growth, but the ongoing support from central banks and corporate earnings means risk markets and anything with yield continues to be bought. In this environment we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS
MAY 31, 2017 (UNAUDITED)

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (a) - 74.3%

                AUSTRALIA - 6.2%
      253,760   APA Group (b)............................................................................   $    1,806,376
      423,877   Sydney Airport (b).......................................................................        2,343,324
      347,150   Transurban Group (b).....................................................................        3,177,952
                                                                                                            --------------
                                                                                                                 7,327,652
                                                                                                            --------------
                CANADA - 18.0%
      144,972   Enbridge, Inc. (b).......................................................................        5,580,593
       69,700   Inter Pipeline, Ltd. (b).................................................................        1,380,224
       90,071   Northland Power, Inc. (b)................................................................        1,556,914
       25,321   Pembina Pipeline Corp. (b)...............................................................          809,200
      108,605   TransCanada Corp. (b)....................................................................        5,041,729
      502,100   Veresen, Inc. (b)........................................................................        6,824,263
                                                                                                            --------------
                                                                                                                21,192,923
                                                                                                            --------------
                CAYMAN ISLANDS - 3.7%
    7,839,500   Hopewell Highway Infrastructure, Ltd. (b)................................................        4,386,269
                                                                                                            --------------
                FRANCE - 4.3%
      209,194   Engie S.A. (b)...........................................................................        3,192,465
      156,179   Groupe Eurotunnel SE (b).................................................................        1,839,536
                                                                                                            --------------
                                                                                                                 5,032,001
                                                                                                            --------------
                GERMANY - 2.3%
       65,314   Innogy SE (b) (c)........................................................................        2,680,237
                                                                                                            --------------
                HONG KONG - 2.5%
      991,593   China Merchants Port Holdings Co., Ltd. (b)..............................................        2,939,448
                                                                                                            --------------
                ITALY - 8.6%
    1,133,078   Enav S.p.A. (b) (c)......................................................................        4,775,732
       66,987   Italgas S.p.A. (b).......................................................................          354,579
      875,997   Terna Rete Elettrica Nazionale S.p.A (b).................................................        4,949,803
                                                                                                            --------------
                                                                                                                10,080,114
                                                                                                            --------------
                MEXICO - 1.4%
      340,000   Infraestructura Energetica Nova S.A.B. de C.V. (b).......................................        1,586,399
                                                                                                            --------------
                SINGAPORE - 2.2%
    6,408,100   Hutchison Port Holdings Trust (b)........................................................        2,595,281
                                                                                                            --------------
                SPAIN - 4.9%
      221,255   Abertis Infraestructuras S.A. (b)........................................................        4,047,605
      221,812   Iberdrola S.A............................................................................        1,768,636
                                                                                                            --------------
                                                                                                                 5,816,241
                                                                                                            --------------
                UNITED KINGDOM - 11.0%
      752,315   National Grid PLC (b)....................................................................       10,560,697
      198,662   Pennon Group PLC (b).....................................................................        2,357,436
                                                                                                            --------------
                                                                                                                12,918,133
                                                                                                            --------------
                UNITED STATES - 9.2%
       76,600   Kinder Morgan, Inc.......................................................................        1,437,016
       12,000   NextEra Energy, Inc......................................................................        1,697,280
       47,000   Sempra Energy (b)........................................................................        5,475,030
       18,000   Southwest Gas Holdings, Inc..............................................................        1,432,260


                        See Notes to Financial Statements                 Page 7

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2017 (UNAUDITED)

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (a) (CONTINUED)

                UNITED STATES (CONTINUED)
       26,800   Williams (The) Cos., Inc. (b)............................................................   $      766,480
                                                                                                            --------------
                                                                                                                10,808,066
                                                                                                            --------------
                TOTAL COMMON STOCKS......................................................................       87,362,764
                (Cost $79,961,646)                                                                          --------------

MASTER LIMITED PARTNERSHIPS (a) - 15.9%

                UNITED STATES - 15.9%
       93,000   Buckeye Partners, L.P. (b)...............................................................        5,952,000
      124,300   Enbridge Energy Partners, L.P. (b).......................................................        2,058,408
      267,054   Enterprise Products Partners, L.P. (b)...................................................        7,159,718
       48,000   Magellan Midstream Partners, L.P. (b)....................................................        3,484,320
                                                                                                            --------------
                TOTAL MASTER LIMITED PARTNERSHIPS........................................................       18,654,446
                (Cost $16,793,216)                                                                          --------------


  PRINCIPAL                                                                                    STATED
    VALUE                                DESCRIPTION                            RATE (d)    MATURITY (e)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 36.2%

                FRANCE - 2.1%
$   1,492,500   Numericable US LLC, USD Term Loan B-10.......................     4.42%       01/31/25           1,492,873
    1,000,000   Numericable US LLC, USD Term Loan B-11.......................     3.94%       06/22/25             995,420
                                                                                                            --------------
                                                                                                                 2,488,293
                                                                                                            --------------
                UNITED STATES - 34.1%
    1,476,250   Advanced Disposal Services, Inc., Initial Term Loan..........     3.70%       11/10/23           1,486,407
    2,183,129   Altice US Finance I Corp., March 2017 Refinancing Term
                   Loan......................................................     3.24%       07/14/25           2,178,457
    1,000,000   Calpine Corp., Term Loan (02/17).............................     2.80%       12/31/19             998,750
    1,979,849   Calpine Corp., Term Loan (05/15).............................     3.90%       01/15/24           1,975,117
    1,000,000   CenturyLink, Inc., Term Loan B...............................     2.75%       01/31/25             998,040
    1,776,030   Charter Communications Operating LLC, Term H-I Loan..........     3.05%       01/15/22           1,785,354
    1,980,000   Charter Communications Operating LLC, Term I-1 Loan..........     3.29%       01/15/24           1,992,375
      914,545   CHS/Community Health Systems, Inc., Incremental 2019
                   Term G Loan...............................................  3.75%-3.80%    12/31/19             915,002
    2,853,143   Communications Sales & Leasing, Inc., Term Loan B............     4.04%       10/24/22           2,866,381
    1,400,000   Coral-US Co-Borrower LLC, First Lien Term Loan B.............     4.54%       01/19/25           1,404,900
    1,725,000   CSC Holdings, LLC, 2017 Refinancing Term Loan................     3.25%       07/15/25           1,721,119
      997,500   Dayton Power & Light (The) Co., Term Loan....................     4.30%       08/24/22           1,007,475
    1,400,000   Dynegy Inc., Tranche C-1 Term Loan...........................     4.25%       02/07/24           1,397,998
    1,124,000   Green Energy Partners/Stonewall LLC, Term B-1 Conversion
                   Advance...................................................     6.65%       11/13/21           1,022,840
    1,492,500   HCA Inc., Tranch B-9 Term Loan...............................     3.04%       03/18/23           1,497,754
    1,038,826   IASIS Healthcare LLC, First Lien Term B-3 Loan...............     5.25%       05/03/18           1,047,916
    2,880,000   Level 3 Financing, Inc., Tranche B 2024 Term Loan............     3.26%       02/22/24           2,883,600
    1,191,000   NRG Energy, Inc., Term Loan..................................     3.29%       06/30/23           1,189,190
    3,000,000   Sprint Communications, Inc., Initial Term Loan...............     3.56%       02/02/24           3,008,130
      400,000   Summit Midstream Partners Holdings LLC, Term  Loan...........     7.04%       05/16/22             407,000
    1,650,000   Telenet Financing USD LLC, Term Loan AI Facility.............     3.74%       06/30/25           1,656,451
      600,000   Telenet Financing USD LLC, Term Loan AI2 Facility............     2.75%       06/30/25             602,250
    2,000,000   UPC Financing Partnership, Facility AP.......................     3.74%       04/15/25           2,010,000


Page 8                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2017 (UNAUDITED)

  PRINCIPAL                                                                                    STATED
    VALUE                                DESCRIPTION                            RATE (d)    MATURITY (e)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                UNITED STATES (CONTINUED)
$   2,259,524   Wide Open West Finance LLC, First Lien Term B Loan...........  4.54%-4.70%    08/19/23      $    2,271,590
    1,784,030   Windstream Services LLC, New Tranche B-6 Term Loan...........  5.01%-5.08%    03/30/21           1,791,273
                                                                                                            --------------
                                                                                                                40,115,369
                                                                                                            --------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...............................................        42,603,662
                (Cost $42,499,255)                                                                          --------------

                TOTAL INVESTMENTS - 126.4%..............................................................       148,620,872
                (Cost $139,254,116) (f)

                OUTSTANDING LOANS - (36.1%).............................................................       (42,500,000)

                NET OTHER ASSETS AND LIABILITIES - 9.8%.................................................        11,504,611
                                                                                                            --------------
                NET ASSETS - 100.0%.....................................................................    $  117,625,483
                                                                                                            ==============

-----------------------------

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2017. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(e) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,924,967 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,558,211.


                        See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                            TOTAL          LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                                          VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                          5/31/2017        PRICES          INPUTS          INPUTS
                                                        -------------   -------------   ------------    ------------
Common Stocks*.......................................   $  87,362,764   $  87,362,764   $         --    $         --
Master Limited Partnerships*.........................      18,654,446      18,654,446             --              --
Senior Floating-Rate Loan Interests:
   United States.....................................      40,115,369              --     39,092,529       1,022,840
   Other Country Categories*.........................       2,488,293              --      2,488,293              --
                                                        -------------   -------------   ------------    ------------
Total Senior Floating-Rate Loan Interests............      42,603,662              --     41,580,822       1,022,840
                                                        -------------   -------------   ------------    ------------
Total Investments....................................   $ 148,620,872   $ 106,017,210   $ 41,580,822    $  1,022,840
                                                        =============   =============   ============    ============

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2017.

Level 3 Senior Floating-Rate Loan Interests are valued by the Advisor's Pricing Committee. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT NOVEMBER 30, 2016
   Senior Floating-Rate Loan Interests...............   $   1,101,520
Net Realized Gain (Loss).............................              --
Net Change in Unrealized Appreciation/Depreciation...         (78,680)
Purchases............................................              --
Sales................................................              --
Transfers In.........................................              --
Transfers Out........................................              --
ENDING BALANCE AT MAY 31, 2017
                                                        -------------
Senior Floating-Rate Loan Interests..................       1,022,840
                                                        -------------
Total Level 3 holdings...............................   $   1,022,840
                                                        =============

There was a net change of $(78,680) in unrealized appreciation (depreciation) from Level 3 investments held as of May 31, 2017.


Page 10                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $139,254,116)..........................................................................   $  148,620,872
Cash............................................................................................       16,498,877
Foreign currency (Cost $536,476)................................................................          540,754
Receivables:
   Dividends....................................................................................        1,369,314
   Investment securities sold...................................................................        1,328,968
   Dividend Reclaims............................................................................          855,482
   Interest.....................................................................................           91,107
Prepaid expenses................................................................................           17,845
                                                                                                   --------------
   Total Assets.................................................................................      169,323,219
                                                                                                   --------------
LIABILITIES:
Outstanding loan................................................................................       42,500,000
Payables:
   Investment securities purchased..............................................................        8,600,072
   Investment advisory fees (includes Sub-Advisory fees of $239,787)............................          399,645
   Interest and fees on loan....................................................................           96,367
   Audit and tax fees...........................................................................           32,460
   Custodian fees...............................................................................           24,977
   Transfer agent fees..........................................................................           20,540
   Administrative fees..........................................................................           11,707
   Printing fees................................................................................            8,226
   Trustees' fees and expenses..................................................................            2,971
   Financial reporting fees.....................................................................              771
                                                                                                   --------------
   Total Liabilities............................................................................       51,697,736
                                                                                                   --------------
NET ASSETS......................................................................................   $  117,625,483
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................   $  160,190,930
Par value.......................................................................................           85,373
Accumulated net investment income (loss)........................................................        1,405,187
Accumulated net realized gain (loss) on investments and foreign currency transactions...........      (53,398,827)
Net unrealized appreciation (depreciation) on investments and foreign currency translation......        9,342,820
                                                                                                   --------------
NET ASSETS......................................................................................   $  117,625,483
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................   $        13.78
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....        8,537,266
                                                                                                   ==============


                        See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $657,151)..........................................   $    6,615,887
Interest........................................................................................          866,241
Other...........................................................................................           49,821
                                                                                                   --------------
   Total investment income......................................................................        7,531,949
                                                                                                   --------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $468,983)...............................          781,638
Interest and fees on outstanding loan...........................................................          473,943
Administrative fees.............................................................................           52,918
Custodian fees..................................................................................           40,277
Audit and tax fees..............................................................................           27,248
Printing fees...................................................................................           25,027
Transfer agent fees.............................................................................           17,473
Trustees' fees and expenses.....................................................................            8,538
Financial reporting fees........................................................................            4,625
Legal fees......................................................................................            1,569
Other...........................................................................................           13,766
                                                                                                   --------------
   Total expenses...............................................................................        1,447,022
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)....................................................................        6,084,927
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................       (5,911,905)
   Foreign currency transactions................................................................         (403,453)
                                                                                                   --------------
Net realized gain (loss)........................................................................       (6,315,358)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................       14,675,400
   Foreign currency translation.................................................................           98,491
                                                                                                   --------------
Net change in unrealized appreciation (depreciation)............................................       14,773,891
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................        8,458,533
                                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................   $   14,543,460
                                                                                                   ==============


Page 12                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED            YEAR
                                                                                          5/31/2017         ENDED
                                                                                         (UNAUDITED)      11/30/2016
                                                                                         ------------    ------------
OPERATIONS:
Net investment income (loss)......................................................       $  6,084,927    $  9,619,875
Net realized gain (loss)..........................................................         (6,315,358)     (9,991,994)
Net change in unrealized appreciation (depreciation)..............................         14,773,891       3,499,790
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations...................         14,543,460       3,127,671
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................         (5,122,360)     (8,687,600)
Return of capital.................................................................                 --      (1,564,096)
                                                                                         ------------    ------------
Total distributions to shareholders...............................................         (5,122,360)    (10,251,696)
                                                                                         ------------    ------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares.......................................................            (64,302)             --
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions.........            (64,302)             --
                                                                                         ------------    ------------
Total increase (decrease) in net assets...........................................          9,356,798      (7,124,025)

NET ASSETS:
Beginning of period...............................................................        108,268,685     115,392,710
                                                                                         ------------    ------------
End of period.....................................................................       $117,625,483    $108,268,685
                                                                                         ============    ============
Accumulated net investment income (loss) at end of period.........................       $  1,405,187    $    442,620
                                                                                         ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................          8,543,080       8,543,080
Commons Shares repurchased*.......................................................             (5,814)             --
                                                                                         ------------    ------------
Common Shares at end of period....................................................          8,537,266       8,543,080
                                                                                         ============    ============


* On September 15, 2016, the Fund commenced a share repurchase program. The program originally expired on March 15, 2017, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until September 15, 2017. For the six months ended May 31, 2017, and the year ended November 30, 2016, the Fund repurchased 5,814 and 0, respectively, of its shares at a weighted-average discount of 13.54% and 0.00%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 421,340 common shares (for an aggregate of 427,154), or (ii) September 15, 2017.


                        See Notes to Financial Statements                Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations.........   $    14,543,460
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...........................................      (144,391,579)
     Sales, maturities and paydowns of investments......................       154,153,292
     Return of capital received from investment in MLPs.................           627,337
     Net amortization/accretion of premiums/discounts on investments....            (4,723)
     Net realized gain/loss on investments..............................         5,911,905
     Net change in unrealized appreciation/depreciation on investments..       (14,675,400)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable....................................            93,053
     Decrease in dividend reclaim receivable............................           109,412
     Increase in dividends receivable...................................          (552,102)
     Increase in prepaid expenses.......................................           (15,366)
     Decrease in due to custodian foreign currency......................           (76,837)
     Increase in interest and fees on loan payable......................            31,886
     Decrease in investment advisory fees payable.......................            (2,486)
     Decrease in audit and tax fees payable.............................           (22,930)
     Decrease in legal fees payable.....................................            (1,422)
     Decrease in printing fees payable..................................           (12,035)
     Increase in administrative fees payable............................               944
     Decrease in custodian fees payable.................................           (18,124)
     Increase in transfer agent fees payable............................            14,942
     Increase in Trustees' fees and expenses payable....................                81
     Decrease in other liabilities......................................            (2,181)
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES...................................                            $    15,711,127
                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Repurchase of Common Shares........................................           (64,302)
     Distributions to Common Shareholders from net investment income....        (7,685,284)
                                                                           ---------------
CASH USED IN FINANCING ACTIVITIES.......................................                                 (7,749,586)
                                                                                                    ---------------
Increase in cash and foreign currency (a)...............................                                  7,961,541
Cash and foreign currency at beginning of period........................                                  9,078,090
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..............................                            $    17,039,631
                                                                                                    ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.......................                            $       442,057
                                                                                                    ===============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $98,491.


Page 14                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                               YEAR ENDED NOVEMBER 30,
                                             MAY 31, 2017   -----------------------------------------------------------------------
                                             (UNAUDITED)       2016           2015           2014           2013           2012
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period........  $   12.67      $   13.51      $   17.66      $   16.65      $   15.91      $   15.12
                                              ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................       0.71           1.13           1.44           1.23           1.29           1.15
Net realized and unrealized gain (loss).....       1.00          (0.77)         (4.19)          1.18           0.85           1.04
                                              ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations............       1.71           0.36          (2.75)          2.41           2.14           2.19
                                              ---------      ---------      ---------      ---------      ---------      ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................      (0.60)         (1.02)         (1.34)         (1.40)         (1.40)         (1.31)
Return of capital...........................         --          (0.18)         (0.06)            --             --          (0.09)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Total distributions to Common Shareholders..      (0.60)         (1.20)         (1.40)         (1.40)         (1.40)         (1.40)
                                              ---------      ---------      ---------      ---------      ---------      ---------
Common share repurchases....................       0.00 (a)         --             --             --             --             --
                                              ---------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period..............  $   13.78      $   12.67      $   13.51      $   17.66      $   16.65      $   15.91
                                              =========      =========      =========      =========      =========      =========
Market value, end of period.................  $   13.10      $   11.08      $   12.27      $   16.97      $   16.02      $   14.84
                                              =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...      14.00%          3.73%        (15.79)%        14.81%         14.41%         15.35%
                                              =========      =========      =========      =========      =========      =========
TOTAL RETURN BASED ON MARKET VALUE (b)......      23.93%         (0.12)%       (20.41)%        14.73%         17.94%         15.62%
                                              =========      =========      =========      =========      =========      =========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........  $ 117,625      $ 108,269      $ 115,393      $ 150,671      $ 142,058      $ 135,749
Ratio of total expenses to average net
   assets...................................       2.54% (d)      2.32%          2.04%          1.95%          2.08%          2.24%
Ratio of total expenses to average net
   assets excluding interest expense........       1.71% (d)      1.73%          1.69%          1.65%          1.70%          1.78%
Ratio of net investment income (loss) to
   average net assets.......................      10.67% (d)      8.37%          9.00%          6.81%          7.78%          7.35%
Portfolio turnover rate.....................        105%           199%           223%           158%           177%           144%
INDEBTEDNESS:
Total loan outstanding (in 000's)...........  $  42,500      $  42,500      $  45,000      $  57,500      $  47,500      $  47,500
Asset coverage per $1,000 of
   indebtedness (c).........................  $   3,768      $   3,547      $   3,564      $   3,620      $   3,991      $   3,858

-----------------------------

(a)   Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

(d)   Annualized.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)


                                1. ORGANIZATION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer or borrower;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the borrower;

      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;

     11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's competitive position within the industry;

     13) borrower's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the six months ended May 31, 2017, distributions of $627,337 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At May 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of May 31, 2017.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2016, was as follows:

Distributions paid from:

Ordinary income................................  $   9,114,754
Long-term capital gain.........................             --
Return of capital..............................      1,564,096

As of November 30, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..................  $          --
Undistributed capital gains....................             --
                                                 -------------
Total undistributed earnings...................             --
Accumulated capital and other losses...........    (40,430,136)
Net unrealized appreciation (depreciation).....     (9,078,860)
                                                 -------------
Total accumulated earnings (losses)............    (49,508,996)
Other..........................................     (2,562,924)
Paid-in capital................................    160,340,605
                                                 -------------
Net assets.....................................  $ 108,268,685
                                                 =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2016, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.


       CAPITAL LOSS AVAILABLE    POST ENACTMENT -    TOTAL CAPITAL
            THROUGH 2017           NO EXPIRATION     LOSS AVAILABLE
       ------------------------------------------------------------
            $ 17,887,074           $ 22,525,779       $ 40,412,853

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2016, the Fund incurred and elected to defer net ordinary and capital losses as follows:

                          QUALIFIED LATE YEAR LOSSES
                  ORDINARY LOSSES            CAPITAL LOSSES
                -------------------        -------------------
                       $ --                     $ 17,283

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of May 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including this Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

For the six months ended May 31, 2017, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $46,679.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2017, were $149,780,395 and $152,215,059, respectively.

                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 179 calendar days' prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 100 basis points. Prior to December 7, 2016, the BNP Paribas Facility interest rate was equal to 1-month LIBOR plus 70 basis points.The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.

For the six months ended May 31, 2017, the daily average amount outstanding under the BNP Paribas Facility was $42,500,000. As of May 31, 2017, the Fund had outstanding borrowings of $42,500,000. The high and low annual interest rates for the six months ended May 31, 2017, were 2.04% and 1.33%, respectively, and the weighted average interest rate was 1.54%. The interest rate at May 31, 2017, was 2.04%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         7. INDUSTRY CONCENTRATION RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the "Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as the Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 6,931,838, the number of votes withheld was 429,998 and the number of broker non-votes was 1,175,430. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. Dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. Dollar. While certain of the fund's non-U.S. Dollar-denominated securities may be hedged into U.S. Dollars, hedging may not alleviate all currency risks.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The Senior Loans in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

LIQUIDITY RISK: The Fund may invest up to 25% of the Core Component in unlisted, restricted and illiquid securities and instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

In addition, although the resale, or secondary market for Senior Loans in which the Fund invests is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                            MAY 31, 2017 (UNAUDITED)

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

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


                      This Page Left Blank Intentionally.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Macquarie/First Trust Global Infrastructure/Utilities
                             Dividend & Income Fund
              -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  July 11, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  July 11, 2017
     ------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  July 11, 2017
     ------------------

* Print the name and title of each signing officer under his or her signature.